Fees Summary	Feb. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 399,912,000.00
Previously Paid Amount	0.00
Total Fee Amount	61,226.53
Total Offset Amount	0.00
Net Fee	$ 61,226.53
Final Prospectus	false